SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 23, 2008
DIAS HOLDING, INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

Delaware	333-74396	58-2451191

(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

16630 Southfield Road,
Allen Park, MI	48101

(Address of principal executive offices)	(Zip Code)
313-928-1254
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.
     On November 23, 2008, DIAS Holdings, Inc., a Delaware corporation (“DIAS”), issued a press release announcing the resignation of Mr. Yung-Hsiang “Paul” Chou and Ms. Hsiu-Pin “Sharon“Hsu from the Board of Directors of DIAS, effective immediately. Both Mr. Yung-Hsiang Chou and Ms. Hsiu-Pin Hsu are leaving to devote their full time efforts to their respective private ventures.
     A copy of the press release is attached as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01 Financial Statement and Exhibits.
(d)
Exhibits.
EXHIBIT INDEX
EXHIBITS

Exhibit No.	Description
99.1	Press Release issued by DIAS Holdings. Inc. November 25, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAS HOLDING, INC.
(Registrant)

Date: November 25, 2008	By: /s/ Hung-Lang Huang Hung-Lang Huang Chairman, Chief Executive
Officer and President of DIAS
HOLDING, INC.